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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934



                                 April 13, 2001
                Date of report (Date of earliest event reported)



                               G & L REALTY CORP.
                               ------------------
               (Exact name of registrant as specified in charter)



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
           Maryland                             1-12566                       95-4449388
---------------------------------------------------------------------------------------------------
(State or Other Jurisdiction of         (Commission File Number)     (IRS Employer Identification
       Incorporation)                                                            No.)
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              439 N. Bedford Drive, Beverly Hills, California 90210
             ----------------------------------------------------------
             (Address of principal executive of offices)    (Zip code)

        Registrant's telephone number including area code: (310) 273-9930

                                 Not applicable.
             -------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On April 13, 2001, G & L Realty Corp. announced the agreement in principle for the acquisition of its publicly-held common stock by Daniel M. Gottlieb and Steven D. Lebowitz, the Chief Executive Officer and the President, respectively, of the company. The full text of the press release and the term sheet are included in Exhibit 99 to this report and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit                          Description
  No.

99.1 Press Release issued by G & L Realty Corp. on April 13, 2001 announcing agreement in principle for acquisition of its publicly-held common stock.

99.2 Term Sheet dated April 13, 2001 between G&L Realty Corp. and Daniel M. Gottlieb and Steven D. Lebowitz.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            G & L REALTY CORP.


                                            By:    /s/ David E. Hamer
                                                   ------------------
                                                       David E. Hamer
                                                       Chief Accounting Officer

DATED:    April 16, 2001



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